Household Finance Corporation
Household Revolving Home Equity Loan
Revolving Home Equity Loan Asset Backed
Certificates - Series 1995-1
P & S Agreement Date:              May 1, 1995
Original Settlement Date:           May 25, 1995
Series Number of Class A-1 Certificates:
441919AE7
Series Number of Class A-2 Certificates:
441919AF4
Original Sale Balance:             $474,825,000
 =


Servicer Certificate (Page 1 of 3)

Distribution Date:                                       04/20/99

Investor Certificateholder Floating Allocation             91.68%
Percentage
Investor Certificateholder Fixed Allocation                97.90%
Percentage

Aggregate Amount of  Collections                     4,714,676.80
Aggregate Amount of  Interest Collections            1,213,383.70
Aggregate Amount of  Principal Collections           3,501,293.10

Class A Interest Collections                         1,112,476.41
Class A Principal Collections                        3,321,878.23
Seller Interest Collections                            100,907.29
Seller Principal Collections                           179,414.87

Weighted Average Loan Rate                                 13.30%
Net Loan Rate                                              12.30%

Weighted Average Maximum Loan Rate                         19.66%

Class A-1 Certificate Rate                                  5.15%
Maximum Investor Certificate Rate                          12.30%
Class A-1 Certificate Interest Distributed             390,139.33
Class A-1 Investor Certificate Interest Shortfall            0.00
before Policy Draw
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-1 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-1 Carryover Interest Amount                   0.00

Class A-2 Certificate Rate                                  5.09%
Maximum Investor Certificate Rate                          12.30%
Class A-2 Certificate Interest Distributed              16,939.93
Class A-2 Investor Certificate Interest Shortfall            0.00
before Policy Draw
Unpaid Class A-2 Certificate Interest Shortfall              0.00
Received
Unpaid Class A-2 Certificate Interest Shortfall              0.00
Remaining
Unpaid Class A-2 Carryover Interest Amount                   0.00

Maximum Principal Dist. Amount (MPDA)                3,427,923.50
Alternative Principal Dist. Amount (APDA)            3,321,878.23
Rapid Amortization Period? (Y=1, N=0)                        0.00
Scheduled Principal  Distribution Amount (SPDA)      3,321,878.23

Principal  allocable to Class A-1                    3,181,957.40
Principal allocable to Class A-2                       139,920.83
SPDA deposited to Funding Account                            0.00

Accelerated Principal Distribution Amount                    0.00

APDA allocable to Class A-1                                  0.00
APDA allocable to Class A-2                                  0.00

Reimbursement to Credit Enhancer                             0.00

Reduction in Certificate Principal Balance
    due to Current Class A-1 Liquidation Loss          231,740.53
Amount
Reduction in Certificate Principal Balance
    due to Current Class A-2 Liquidation Loss           10,190.37
Amount
Cumulative Investor Liquidation Loss Amount            241,930.90

Total Principal allocable to A-1                     3,413,697.93
Total Principal allocable to A-2                       150,111.20

Beginning Class A-1 Certificate Principal Balance   93,955,386.70
Beginning Class A-2 Certificate Principal Balance    4,131,410.13
Ending Class A-1 Certificate Principal Balance      90,541,688.77
Ending Class A-2 Certificate Principal Balance       3,981,298.93

Class A-1 Factor                                        0.1990693
Class A-2 Factor                                        0.1990649
Pool Factor (PF)                                        0.2188573

Servicer Certificate (Page 2 of  3)

Distribution Date:                                       04/20/99

Retransfer Deposit Amount                                    0.00
Servicing Fees Distributed                              83,757.82
Beg. Accrued and Unpaid Inv. Servicing Fees                  0.00
Accrued and Unpaid Inv. Servicing Fees Recv'd                0.00
End. Accrued and Unpaid Inv. Servicing Fees                  0.00

Aggregate Investor Liquidation Loss Amount             241,930.90
Investor Loss Reduction Amount                               0.00

Beginning Pool Balance                             109,626,098.08
Ending Pool Balance                                106,040,154.06
Beginning Invested Amount                          100,509,383.83
Ending Invested Amount                              96,945,574.70
Beginning Seller Principal Balance                   9,116,714.25
Ending Seller Principal Balance                      9,094,579.36
Additional Balances                                    179,414.87

Beginning Funding Account Balance                            0.00
Ending Funding Account Balance                               0.00
Ending Funding Account Balance % (before any                0.00%
purchase of Subsequent Loans)
Principal Balance of Subsequent Loans                        0.00

Beginning Reserve Account Balance                    1,211,294.00
Ending Reserve Account Balance                       1,211,294.00

Beginning Seller Interest                                 7.3813%
Ending Seller's Interest                                  8.5765%

Delinquency & REO Status
   30 - 59 days (Del Stat 1)
     No. of Accounts                                          251
     Trust Balance                                   7,684,505.36
   60 - 89 days (Del Stat 2)
     No. of Accounts                                           74
     Trust Balance                                   2,125,008.69
   90+ days (Del Stat 3+)
     No. of Accounts                                          205
     Trust Balance                                   6,986,471.31
   270+ days (Del Stat 9+)
     No. of Accounts                                          117
     Trust Balance                                   3,777,819.73
   REO
     No. of Accounts                                           48
     Trust Balance                                   1,877,461.81

Rapid Amortization Event ?                                     No
   Failure to make payment within 5 Business Days              No
of Required Date ?
   Failure to perform covenant relating to                     No
Trust's Security Interest ?
   Failure to perform other covenants as                       No
described in the Agreement ?
   Breach of Representation or Warranty ?                      No
   Bankruptcy, Insolvency or Receivership                      No
relating to Seller ?
   Subject to Investment Company Act of 1940                   No
Regulation ?
   Servicing Termination ?                                     No


Servicer Certificate (Page 3 of  3)

Distribution Date:                                       04/20/99

Event of Default ?                                             No
   Failure by Servicer to make payment within 5                No
Bus. Days of Required Date ?
   Failure by Servicer to perform covenant                     No
relating to Trust's Security Interest ?
   Failure by Servicer to perform other covenants              No
as described in the Agreement?
   Bankruptcy, Insolvency or Receivership                      No
relating to Master Servicer ?
   Trigger Event ?                                             No

Policy Fee Distributed to Credit Enhancer (Paid               N/A
directly from HFC)
Premium Distributed to Credit Enhancer                       0.00
Amount Distributed to Seller                           280,322.16
Master Servicer Credit Facility Amount                       0.00
Guaranteed Principal Distribution Amount                     0.00
Credit Enhancement Draw Amount                               0.00

Application of Available Funds
     Aggregate Amount of Collections                 4,714,676.80
    Deposit for principal not used to purchase subsequent loans


     Servicing Fee                                      83,757.82
     Prinicpal and Interest to Class A-1             3,803,837.26
     Prinicpal and Interest to Class A-2               167,051.13
     Seller's portion of Principal and Interest        280,322.16
     Funds deposited into Funding Account (Net)              0.00
     Funds deposited into Spread  Account                    0.00
     Excess funds released to Seller                   379,708.43
     Total                                           4,714,676.80



OFFICERS'S CERTIFICATE
All computations reflected in this Servicer
Certificate were
made in conformity with the Pooling and Servicing
Agreement.

The attached Servicing Certificate is true and correct in all material respects.












A Servicing Officer


Statement to Certificateholders (Page 1 of 2)

Distribution Date:                                       04/20/99

INVESTOR CERTIFICATES DISTRIBUTION SUMMARY (PER
$1000)

Class A Certificateholder Floating Allocation            91.6838%
Percentage
Class A Certificateholder Fixed Allocation               97.9045%
Percentage

Beginning Class A-1 Certificate Balance             93,955,386.70
Beginning Class A-2 Certificate Balance              4,131,410.13

Class A-1 Certificate Rate                               5.15469%
Class A-2 Certificate Rate                               5.09000%
Class A-1 Certificate Interest Distributed               0.857779
Class A-2 Certificate Interest Distributed               0.846997
Class A-1 Certificate Interest Shortfall                 0.000000
Distributed
Class A-2 Certificate Interest Shortfall                 0.000000
Distributed
Remaining Unpaid Class A-1 Certificate Interest          0.000000
Shortfall
Remaining Unpaid Class A-2 Certificate Interest          0.000000
Shortfall

Rapid Amortization Event ?                                     No
Class A-1 Certificate Principal Distributed              7.505520
Class A-2 Certificate Principal Distributed              7.505560
   Maximum Principal Distribution Amount                 7.219341
   Scheduled Principal  Distribution Amount              6.996005
(SPDA)
   Accelerated Principal Distribution Amount             0.000000
   Aggregate Investor Liquidation Loss Amount            0.509516
Distributed

Total Amount Distributed to Certificateholders           8.362846

Principal Collections deposited into Funding                 0.00
Account
Ending Funding Account Balance                               0.00

Ending Class A-1 Certificate Balance                90,541,688.77
Ending Class A-2 Certificate Balance                 3,981,298.93

Class A-1 Factor                                        0.1990693
Class A-2 Factor                                        0.1990649
Pool Factor (PF)                                        0.2188573

Unreimbursed Liquidation Loss Amount                         0.00
Accrued Interest on Unreimbursed Liquidation Loss            0.00
Amount
Accrued & Unpaid Interest on Unreimbursed                    0.00
Liquidation Loss Amount

Class A Servicing Fee                                   83,757.82

Beginning Invested Amount                          100,509,383.83
Ending Invested Amount                              96,945,574.70
Beginning Pool Balance                             109,626,098.08
Ending Pool Balance                                106,040,154.06

Credit Enhancement Draw Amount                               0.00

Statement to Certificateholders (Page 2 of 2)

Distribution Date:                                       04/20/99

DELINQUENCY & REO STATUS

   30 - 59 days (Del Stat 1)
     No. of Accounts                                          251
     Trust Balance                                   7,684,505.36

   60 - 89 days (Del Stat 2)
     No. of Accounts                                           74
     Trust Balance                                   2,125,008.69

   90+ days (Del Stat 3+)
     No. of Accounts                                          205
     Trust Balance                                   6,986,471.31

   REO
     No. of Accounts                                           48
     Trust Balance                                   1,877,461.81

Aggregate Liquidation Loss Amount for Liquidated       209,663.27
Loans

Class A-1 Certificate Rate for Next Distribution    To be updated
Date
Class A-2 Certificate Rate for Next Distribution    To be updated
Date

Amount of any Draws on the Policy                            0.00

Subsequent Mortgage Loans
     No. of Accounts                                         0.00
     Trust Balance                                           0.00